SALES CONTRACT

Date:        December 17th, 1996

The Buyer:   Plymouth Rubber Company, Inc.
Canton, Massachusetts 02021-2996
U.S.A.


Kleinewefers Kunststoffanlagen GmbH
Warngauer Str. 47
D-81539 Munchen
FEDERAL REPUBLIC OF GERMANY

This Contract is made by and between the Buyer and the Seller; whereby the Buyer agrees to buy and the Seller agrees to sell the under-mentioned commodity according to the conditions stipulated as below:

1.     Scope of Supplies & Services

1.1 Project Management and Basic Engineering Services as per Annex 5, Paras A and B

1.2 1 (One) Complete High Precision Four Roll Calender Line dia. 650 x 2200 mm, *[__________] for the manufacture of soft PVC film and sheet as described in detail in the technical specification as per Annex I to this Contract and including Detail Engineering Services as described in Annex 5, para C and D of this contract.

1.3    Package of spare and wear parts for initial period of operation

1.4    Two calender spare rolls

*CONFIDENTIAL TREATMENT REQUESTED

SALES CONTRACT
           (2)

2.     Prices

2.1    Total price for scope of supply according to
       technical specification                                      *[_________]

2.2    Allocation for necessary spare and wear parts                *[_________]

2.3    Calender spare rolls                                         *[_________]


2.4    Total Contract Price for delivery FOB Northsea
       port as per Incoterms 1990                                   *[_________]

3.     Packing and Shipping Marks

3.1    Packing
       By strong solid seaworthy wooden case
       suitable for long distance ocean shipment or as far as possible in container.

3.2 Shipping Marks The Seller shall mark on each package with fadeless paint the package number, gross weight, net weight, measurement and wordings: "KEEP AWAY FROM MOISTURE". "HANDLE WITH CARE", "THIS SIDE UP", etc.

*   CONFIDENTIAL TREATMENT REQUESTED

SALES CONTRACT
           (3)

4.     Time of Delivery

4.1 The commodities as per Article I will be ready for delivery FOB Northsea port within 10 months of the date of effectiveness of this contract. FOB Shipment will be completed when last container has been shipped. Spare parts and minor non-essential items which will not hinder or delay progress of work can be shipped later.

4.2    Ports of shipment are Hamburg or Bremen.

4.3    Part shipments are allowed.

5.     Insurance

5.1    Insurance expenses will be covered by the Buyer.

5.2 The transport insurance will be valid for the transport CIF US port and to warehouse.

6.     Terms of Payment

6.1.1 15% of the total contract price as per Article 2.4 will be paid to the Seller as advance payment within thirty (30) days after signing of this Contract.

6.1.2 85% of the total contract price as per Article 2.4 will be paid to the Seller out of an irrevocable Letter of Credit to be opened at the expense of the Buyer with a first class bank and to be advised through and confirmed by the Dresdner Bank AG, D-47707 Krefeld, FRG.

 6.1.3 The Letter of Credit mentioned above is to be opened within forty-five
       (45) days after signing of this Contract. The validity of the Letter of Credit should cover a period of at least two (2) months after the appointed acceptance of the plant as per Article 6.2.3.

SALES CONTRACT
           (4)

6.2 The Letter of Credit mentioned above will be payable to the Seller as follows:

6.2.1 75% of the total contract price pro rata delivery against presentation of the relevant shipping documents consisting of:

       - commercial Invoices
       - packing lists
       - certificate of origin
       - full set of bills of lading or
       - instead of bills of lading warehouse receipt in case shipment cannot be effected for reasons not attributable to the Seller

6.2.2 10% of the total contract price against presentation of a certificate signed by the Seller and the Buyer confirming that the calender line was taken over by the Buyer after successful trial run of the calender line.

6.2.3 The installment of 10% of the total contract price will be due for payment to the Seller at the latest six (6) months after the date of the bill of lading or the date of the relevant warehouse receipt as per
       Article 6.2.1 in case the Seller confirms in writing that the trial runs could not be completed successfully for reasons not attributable to the Seller.

7.     Technical Service

7.1 After delivery of the equipment as per Article I and receipt of the Buyer's information, the Seller shall dispatch engineer(s) to Buyer's factory for guiding machine installation, trial run and production. Any expenses incurred from these services shall be borne by the Buyer.

7.2 The required number of supervisors, their qualification as well as the daily rates, allowances and other conditions related to their assignment are stipulated in Annex 2 to this Contract.

SALES CONTRACT
           (5)

7.3 Payment shall be at actual cost against monthly invoices which are due within thirty (30) days after date of issue.

8.     Seller's Warranty

8.1 The Seller warrants that the commodity hereof is made of the best materials with first class workmanship, brand new and unused, and complies in all respects with the quality and specifications stipulated in the contract and any defects or other faults that have been detected or occurred within the warranty period shall be the responsibility of the Seller at his own cost.

8.2 The warranty period will be eighteen (18) months counting from the date of FOB shipment/date of warehouse receipt or twelve (12) months from the date of the protocol as per Article 12 whichever will be earlier.

8.3 As a pecuniary security against the Seller's due performance of their contractual obligations during the warranty period the Seller will furnish a bank guarantee in the value of 5% of the total contract price.

       This bank guarantee will be furnished on the date of signing the acceptance certificate as per Article 12.3 and will be valid for twelve
       (12) months. The bank guarantee will be issued by Dresdner Bank AG, D-47707 Krefeld, FRG.

8.4 Seller will not be held liable in case of improper or inadequate treatment or handling of the equipment by the Buyer.

8.5    Wear and tear parts are excluded from warranty.

SALES CONTRACT
            (6)

9.     Force Majeure

9.1 The Seller shall not be held responsible for any delay or non-delivery of the goods due to force majeure which might occur. The Seller shall advise the Buyer immediately of the occurrence mentioned above within fourteen
       (14) days thereafter, the Seller shall send by airmail to the Buyer for their acceptance a certificate of the accident issued by the competent government authority where the accident occurred as evidence thereof, under such circumstances, the Seller, however, is still under the obligation to take all necessary measures to hasten the delivery of the goods. In case the accident lasts for more than sixteen (16) weeks, the Buyer shall have the right to cancel the contract.

10.    Delay of Delivery

10.1 If due to the responsibility of the Seller the equipment has not been delivered at the relevant dates according to Article 4.1, the Seller shall be obliged to pay the Buyer penalty of 0.5% of the contract price as per Article 2.4 for every full week of delay, thereby excluding any further demands. The total amount of penalty shall not exceed 5% of the contract price.

SALES CONTRACT
           (7)

11.     Governing Law and Arbitration

        This agreement shall be governed by and construed in accordance with the laws of the State-Massachusetts.

        Place of Jurisdiction is Norfolk - County / U.S.A.

        ARBITRATION

        Any disputes arising hereunder with respect to the fulfillment or interpretation of any terms or conditions hereof shall be settled by an amicable effort of the parties.

        Either party may request that any such dispute which is not amicably settled by such efforts of the parties shall be submitted to voluntary binding arbitration according to the Commercial Arbitration Rules of the American Arbitration Association (AAA). Each party shall appoint one arbitrator and the third arbitrator, who shall act as Chairman, shall be appointed by the American Arbitration Association.

        The arbitration court shall also decide on the liability for costs including the reimbursement of reasonable attorney fees.

        The arbitration shall be performed in the English language, unless otherwise agreed to by the parties.

SALES CONTRACT
           (8)

12.    Terms and Conditions to be met to issue the certificate of acceptance

12.1 After completion of the erection of the equipment under the supervision of the Seller's personnel as per Article 7.1 trial runs will be carried out in the presence of Seller's personnel to prove the capability of the equipment stipulated in the technical specification and in accordance with Annex 4.

12.2 In case during the trial runs the capability of the equipment was not proven due to mechanical reasons the Seller is responsible for, the Seller has the right to alter the equipment accordingly and repeat the trial runs.

12.3 After completion of successful trial runs a certificate of acceptance will be issued to this effect and will be signed by both parties.

12.4 In case a successful trial run cannot be carried out six (6) months after date of bill of lading or warehouse receipt for reasons the Seller is not responsible for, the certificate of acceptance is to be considered issued upon expiry of the six (6) months mentioned above.

13.    Limitation of Seller's Liability

13.1 Buyer and Seller will not be liable for indirect or consequential losses or damages such as loss of profit, loss of production, etc.

SALES CONTRACT
           (9)

14.   Scope of Spare and Wear Parts

14.1 Till end of January 1997 the Seller shall submit a list of recommended spare and wear parts with itemized prices.

14.2 Out of this list, Buyer and Seller shall jointly select the spare and wear parts for the initial period of operation (1 1/2 to 2 years) up to the allocated amount as per Art. 2.2.

14.3 These spare and wear parts shall be shipped together with the commodities as per Art. 1.2.

15.   General Conditions

15.1 Unless otherwise agreed in this Contract, Seller's General Conditions of Supply attached to this Contract as Annex 3 shall apply.

16.   Coming Into Force of Contract

16.1 This contract shall come into force at the date of Seller's receipt of the down payment as per Article 6.1.1 and furnishing the L/C as per Article 6.1.2.

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 8

2.7.1    Drive of Roll Adjustment for Calender Rolls Nos. 1 and 2

         Each consisting of:

         2 Spur wheel worm gearings,
         ratio                             i = 4000: 1

         2 Pole-switchable AC brake motors

         N = 0.91 / 4.1 kW at 40% relative duty cycle n = 750 / 3000 rpm

         Adjustment speed
         (opening and closing)             V = 2.25 mm/min
         Resetting speed
         (emergency opening)               V = 9 mm/min

2.7.2    Drive of Roll Adjustment for Calender Roll No. 4

         Consisting of:

         2 Spur wheel worm gearings,
           ratio                           i = 4000: 1

         2 Pole-switchable AC brake motors
           with preset speeds              N = 4.1/0.91/0.25 kW
                                           n = 3000/750/16.7 rpm
         Adjustment speed
         (opening and closing)             V = 2.25 mm/min
         Fine adjustment speed
         (opening and closing)             V = 0.05 mm/min

         Resetting speed
         (emergency opening)               V = 9 mm/min

         100% duty cycle by using control of thickness measuring and control unit.

*CONFIDENTIAL TREATMENT REQUESTED

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                              page 9

2.8      Ax Crossing of Calendar Roll No. 3

         Ax crossing is executed by means of heavy duty spindles via pivot joints and worm gears. Bearing housings are fixed by hydraulical preloading.

         Drive of ax crossing is effected by laterally flanged on gearing brake motors. Each adjustment spindle has an individual drive motor. Motors of each adjustment device can be switched on for uniform ax crossing of the roll with reference to the centre line of the roll or individually in order to obtain a unilateral cross axing of the roll.

         Degree of ax crossing on each side of the roll is indicated by a scale which is fitted to the calender frame.

         Capacity of the gearing brake motors is 0.6 kW / 1000 rpm each.

         Ax crossing is limited to max. +/- 25 mm at each side of the roll with reference to the centre of the bearing. Adjustment speed
         V = 3.6 mm/min.

2.9      Pre-Loading of Roll No. 3
         Against Calender Frame

         The pre-loading device mainly consists of:

         - Hydraulic cylinders with maintenance-free high-performance hinged bearing

         - Heavy duty bearing housings with cylindrical antifriction bearings

         - Suspension eyes for fitting the hydraulical cylinders to calender roll No. 3 as well as supports provided at the calender frame.

         Necessary hydraulic pressure is commonly adjustable for both sides at the hydraulic unit (7.5 +/side).

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                             ANNEX I
Scope of Contract:  Status December 11, 1996                            page 10

2.9.1    Rollbending of Rolls Nos. 2 and 4 Against Calender Frame

         Calender rolls Nos. 2 and 4 are provided with a device in order to compensate the deflection of the calender roll effected by the separating force in the calender nip.

         The device mainly consists of:

         - Hydraulic cylinders with maintenance-free high-performance hinged bearing

         - Heavy duty bearing housings with cylindrical antifriction bearings

         - Suspension eyes for fitting the hydraulical cylinders to rolls Nos. 2 and 4 as well as supports provided at the calender frame.

         Necessary hydraulic pressure is commonly adjustable for both sides or each side independently by proportional valves which are controlled by motor potentiometer.

2.9.2    Quick Release

         In case of emergency, the roll adjustment of No. 2 and 4 calender roll is hydraulically operated turning the threaded spindles. Nip opening approx. 1.5 mm within less than 1s.

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 11

2.10     Recirculating Oil Lubrication

         The calender is equipped with a complete recirculating oil lubrication system, consisting mainly of:

         1  Oil tank, contents approx. 350 litres

         2 Oil pumps (one as stand-by), capacity 34 litres per minute at a pressure rate of 16 bar drive effected by AC motor, N = approx. 2.2 kW

         1  Oil filter

         1  Shut-off valve

         1  Relief valve

         1 Differential pressure manometer with indicator for absolute as well as differential pressure and maximum contact for differential pressure

         1  Pressure switch

         1 Oil cooler with automatic and manually operated temperature control (temperature of cooling water max. 16(deg)C

         Immediately after leaving the oil cooler, the circulating oil medium is divided into two streams. A part of approx. 6 1/min of the recooled oil is directly lead back to the oil tank. This operation reduces remarkably the temperature of the stored oil within the oil tank.

         1  Oil flow control

         1 Electric heating device with contact thermometers for heating up of the oil before starting operation (4 x 0.9 kW heating capacity).

         Scope of delivery includes pressure piping, pressure hoses connected to all bearing housings as well as flow meters fitted to the pressure pipes of main and rollbending bearings.

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 12

         Each main bearing and each rollbending bearing is fitted with a separate return pipe complete with flexible hose connection. The flow back of the oil can be checked visually by inspection glasses. Each return pipe fitted with testing equipment with thermometer.

         A baffle with adjustable counterweight is installed as an additional instrument for each flow of oil. Each baffle actuates a limit switch as long as the oil flow runs as specified. In case of falling of the oil flow, an optical signal is given via the limit switches.

         The oil return line is equipped with fine mesh screens to separate possible oil residues.

2.11     Hydraulic System

         The hydraulic system includes the complete hydraulic unit as well as all switches and control gears for operating the calender.

         Operation of hydraulic system is as follows:

         Oil is fed to the accumulator and to the different working cylinders until the preset oil pressure is obtained (max. vol. 22 1/min) by means of 2 pumps (1 as stand-by).

         After obtaining this preset pressure via pressure switches, the solenoid valve pump is switched for low pressure recirculation to supply the system with leakage quantity. The pressure of system remains constant. Difference of pressure for switching over to be preset at pressure switch.

         Hereby the heating up of hydraulic oil is kept at a low level whereas the feeding of oil to the working pistons with the necessary pressure is guaranteed.

         In the event of a breakdown of the hydraulic system, the pressure is releasable by a drain valve.

         Drive capacity of motor                       N = 11 kW / 1,500 rpm

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 13

2.12     Central Greasing

         The calender is equipped with a complete twin-circuit centralized greasing system, consisting of:

         1  Greasing pump for manual operation

         1 Grease container with 4.0 kg contents as well as the necessary distribution elements for the different greasing points.

         Twin-circuit greasing system equipped with visual test devices. System operates with two independent feeding pipes.

2.13     Stock Guides

         The stock guides are mounted on top of the gap formed by calender rolls Nos. 1 and 2. Support of the stock guides consisting of two thick-walled hard-chrome plated cross beams which are fixed by means of two supports each to the inside of the bearing housings of calender roll No. 2.

         Stock guides to be manually adjusted individually as well as commonly. Stock guides are adjustable under load (minimum distance between stock guides 500 mm).

         The stock guides are

         -  executed of stainless steel, inner surface chrome-plated

         - *[____________________]

         - for cleaning purposes pneumatically tiltable from the rolls Nos. 1 and 2 by approx. 30(deg).

2.14     Installation

         Scope of delivery includes all necessary limit switches and switch rails for adjustment within the calender frame.

*CONFIDENTIAL TREATMENT REQUESTED

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 14

         Further, all piping, pipe connections, pipe supports for oil lubrication, central greasing as well as for the hydraulic system within the calender are included in the scope of delivery.

2.15     Emergency Stop

         In case of danger, switching-off of the 4 main motors of the calender is effected by easily accessible red-white marked ropes or bars via emergency switches as well as mushroom-type stop buttons in the control panel.

         In case of an emergency stop of the line, stand-still of the calender is effected by electrical braking of the 4 drive motors. In accordance with local requirements, the calender rolls will be stopped within a roll surface travel (m) of 0.0175 x surface speed (m/min) of the fastest calender roll. At the same time, the calender nip is opened by moving off the calender rolls until limit switches are contacted. In case of an emergency stop an acoustic signal is given.

         By means of a key switch installed in the calender control panel, the opening of the calender nip can be interrupted.

2.16     Auxiliary Motors

         The scope of delivery includes all auxiliary AC motors serving pumps of the hydraulic system, oil lubricant system, etc., further on the roll adjustment and cross axis movement.

2.17     Access Platform

         Access platform including stairs to be installed at the feeding side of the calender for cleaning of the rolls and for operation are provided.

2.18     Hot Trim (Buyer's Contribution)

2.19     Hot Edge Trim Take-off (Buyer's Contribution)

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 15

3.0      POST CALENDER EQUIPMENT

         General Technical Data:
         -----------------------

         *[____________________]

         *[____________________]

         *[____________________]

         *[____________________]

         The complete post calender equipment shall be equipped with an electrical sequential control, ie. when changing the speed of any drive of the post calender equipment, the subsequent drives change their speeds in the same ratio.

         All rolls of the post calender equipment have a roll surface width of 2200 mm.

         Temperature accuracy on the roll surface is +/- 1.5 K up to 100 mm distance from the edges.

         All temperature controlled rolls are:

         - fitted with rotary unions as well as with hoses for feeding and backflow of the tempering medium

         - made of steel, their surfaces are machine-ground, hard chromium plated and matt finished (other type of finish could be agreed upon later)

         -  are in double wall design for heating and cooling

         - are equipped with helical heating channels to arrange for counter-flow of the tempering medium.

         As far as possible from point of view of design, drives and rotary unions are fitted at the same side of the machine (improved access for operating staff).

         Minimum distance between rolls: 3 mm

*CONFIDENTIAL TREATMENT REQUESTED

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 16

         Movability:

         *[____________________]

         *[____________________]

         - For exchange of the embossing roller, the roller is manually movable in vertical direction to the top.

         - For exchange of the rubber roller, the embossing device is moved by electrically driven spindles approx. 400 mm in horizontal direction. This allows sufficient clearance for easy positioning of the embossing roller. (Prior to this, the complete tempering and cooling unit has to move back in horizontal direction.)

         - Further, No. 2 and 4 pick-off rollers as well as No. 2, 4, 6, 8 and 10 tempering and cooling rollers are electrically adjustable in vertical direction by approx. 270 mm. Thereby threading of film is simplified.

         - In case of not embossing, the complete tempering and cooling unit is moved horizontally towards the take-off unit.

         In this case, the embosser pick-off unit comes close to the take-off unit and free film lengths in a critical temperature range are avoided.

*CONFIDENTIAL TREATMENT REQUESTED

                         KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 17

3.1      Take-Off Unit

         *[____________________]

         *[____________________]

         The rollers are located on the horizontal centre line level of No. 4 calender roll between the calender frames. The space between the first take-off roller and the last calender roll is adjustable up to min. 3 mm.

         This kind of design guarantees a simple operation when inserting the film and meets the corresponding safety regulations.

         The equipment allows installation of rollers of different surface roughness in series.

         Based on samples of the possible range of roll finish, PRC will decide which finish shall be chosen for these rolls.

         This decision must be made prior to the dates when rolls will have to be finished.

         The complete take-off unit is driven by 3 drives. Each of the drives consists of a DC motor with Eupex coupling, link shafts, distributor gear, drive shafts and bevel gears.

         The 3 drive circuits are divided as follows:

             Circuit 1: Take-off rollers 1 and 2
             Circuit 2: Take-off rollers 3 to 5
             Circuit 3: Take-off rollers 6 to 10

         The complete take-off unit is designed for thermoplastical stretching of PVC film.

         For heating and cooling of the rollers of the take-off unit up to a maximum of 180(deg)C, 3 control circuits of the heating and cooling units are provided.

         The control circuits are divided as follows:

             Circuit 1: for take-off rollers 1 and 2
             Circuit 2: for take-off rollers 3 to 5
             Circuit 3: for take-off rollers 6 to 10

*CONFIDENTIAL TREATMENT REQUESTED

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 18

3.2      Embossing Device

         The film is inserted vertically into the embossing unit, wraps the embossing roll and is subsequently guided to the embosser pick-off.

         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]
         *[______________]

         The bearing housings for the embossing roll are of tiltable design to enable easy roll change. The bearing housings for the rubber counter roll are also executed as tilting bearings.

* CONFIDENTIAL TREATMENT REQUESTED

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 19


         The embossing roll is also hydraulically pressed against the rubber roll. The hydraulic pressure against the rubber roll is effected via the embossing roll and can be adjusted simultaneously on both sides or on each side separately. *[____________]
                                  *[____________]

         Drive of the embossing unit is effected via the counter cooling roll.

         1 drive: DC motor         15 kW

         The embossing roll can be taken out by means of a hoist to be provided by the Buyer.

         To adjust the intended vertical feed of the film to the embossing nip, the rubber roll can be adjusted manually via threaded spindle to obtain an accurate inlet of the film.

3.3      Embosser Pick-Off Unit

         Equipped with 4 rollers with a diameter of 157 mm for transmission of the film from the embossing roll or from the last roller of the take-off unit (in case of not embossing) to the tempering and cooling unit.

         The surfaces of the roller's of the embosser pick-off unit are machine-ground and hard-chrome plated with a thickness of 40 (micro)m.

         The final execution of the roller surface has yet to be defined.

         These rollers are equipped with a drive consisting of DC motor with coupling, distributor gear, drive shafts and slip-on gears.

3.4      Tempering and Cooling Unit

         Consisting of:

         Tempering and cooling device, equipped with 10 rollers with a diameter of 257 mm.

         The lifting device for easy and safe insertion of the film consists of 4 rotary jack spindles, 1 AC motor and 4 guides.

* CONFIDENTIAL TREATMENT REQUESTED

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 20

        *[______________]
        *[______________]
        *[______________]
        *[______________]
        *[______________]
        *[______________]
        *[______________]
        *[______________]
        *[______________]
        *[______________]

3.5      Base for Thickness Measuring and Control Unit

         Support frame with 1 traverse to accommodate a thickness measuring and control unit.

         The frame is provided with idling guide rollers for guiding the film.

3.6      Pull Roll Unit

         Installed after the thickness measuring equipment
         2 driven rolls, dia. 257 mm

         Rolls double-walled with helical channels.  Rolls vertically arranged.

         Rolls complete with coupling, cardan shaft, distributor gear and drive unit, equipped with rotary joints and flexible hoses.
         1 Drive circuit: DC motor 3.0 kW

         Additionally equipped with 1 rubber counter roll which is pneumatically pressed against the 1st roll to create a fixed point before winder.

         Film passes rolls in S-wrap.

* CONFIDENTIAL TREATMENT REQUESTED

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 21


3.7      Inspection Unit

         Installed independently behind pull roll unit for visual control of films

         Mainly consisting of:

         o complete frame and idling support rollers

3.8      Installation

         The scope of supply includes all necessary limit switches, switch rails and all screw connections as well as pipes and tubes for the hydraulics and pneumatics within the downstream equipment described above.

3.9      Emergency Stop

         To switch off the drive motors in case of emergency, safety equipment shall be provided at points of the post calender equipment to be defined later.

         In case of emergency stop, an acoustic signal is given. The roller drives of the post calender equipment are stopped immediately by means of electrical braking and at the same time all rollers of the take-off unit, tempering and cooling unit open up to the limit switches.

         The control panel shall be provided with indicators to show which of the switches has become operative.

3.10     Auxiliary Motors

         All AC motors for vertical and horizontal movements are included in the scope of supply.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 22

3.11     Safety Protection Provisions

         Protective fences and covers at the operating side as well as limit switches are included in the scope of supply.

         The safety protection provisions meet the EC machine, directive (89/392/ECC as adopted in the first amended directive 91/368/ECC) and will be delivered with CE mark/declaration of conformity or manufacturer's declaration.

         Shielding of drive and heating side to be arranged by Buyer according to design drawings of Seller.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 23

4.0      THICKNESS MEASURING AND CONTROL EQUIPMENT
         WITH CROSS PROFILE EVALUATION

         Thickness gauge and control system with microprocessor electronics, including one permanently scanning measuring head. The sensor is incorporated in a scanner and is motor-driven over the entire sheet width to provide continuous cross profile recording of thickness.

         Contactless measurement.

         Complete with various histogram displays on colour video monitor.

         Control signals for automatic control of:

          o scanning speed
          o rollbending
          o roll gap 3-4
          o target value optimization

         Data setting and control of the system are made via keyboard on the central electronics. A battery-backed memory allows storage of approximately 200 product data blocks under a specified product number.

4.1      Technical data:

         Measuring range         0 - 800 (micro)m PVC
         Measuring accuracy      +/- 0.3%, but not better than  +/-0.3 (micro)m
           (+/-2-sigma (standard deviation)-range)
         Measuring gap           9.5 mm
         Radiation source        Krypton 85
         Radiation activity      11.1 GBq +/- 10%
         Radiation half life     10.4 years
         Power supply            230 V +/- 10%, 60 c/s +/- 1%, 10 A
         Ambient conditions      temperature max. 50 (deg)C
                                 humidity max. 95%, without condensation

The monitor displays the figures 1 to 5, 7, 11, 16, 17 and 20 as shown in the description "profile monitor MC 68 Ko2. K1 (Sub Annex 8.)" Figure 11 is in addition prepared for each roll.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 24

4.2      Scope of delivery:

4.2.1    Scanner BC-TE 1.260

         Size IV, equipped with footing. Completely wired. Including warning panels. With DC drive for a maximum scanning speed of 15 m/min.

4.2.2    Sensor BC-MK 1.0 Kr 9

         Incorporated in item 4.2.1. Includes built-in source and pass line error compensation

4.2.3    Control Desk BC-P 80

         To be installed above cable duct. Includes air conditioner.

4.2.4    Central Unit BC-MC 68 K02

         With microprocessor electronics on VME-bus for signal processing including:

         o Operator panel with foil-protected keyboard with LEDs to indicate the selected function/entry

         o Processing unit, including:

           - analog input interface
           - digital input interface
           - digital output interface
           - CPU with 68020-processor
           - memory for product data, battery-backed
           - (E2PROM) memory for default values of system
           - real-time clock
           - serial interface for printer

         o power supply unit, including:
           - 5 VDC
           - +/- 12 VDC
           - 24 VDC

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 25

4.2.5    Profile Monitor BC-PM 20 C

         Colour monitor, screen size 20". For the various displays.

4.2.6    Set of Cables

         For connection between scanner and desk, length 20 m.

4.2.7    Matrix Printer

         Including interface and software for driver stages.

         For separate installation. To print hard copies of monitor displays. Printout is in black-and-white and made on command.

4.2.8    Cabinet

         For printer. With plexiglass cover to protect printer from dust and vapour, and storage area for extra paper.

4.3      Automatic Control

         The control is adapted to line speed via pulse generator/counter as well as via speed signal of calender and post calender train. Control output signal is one unloaded contact for "more" and one for "less". Each control loop can be selected separately. In case of troubles or misoperation, the automatic control is interrupted and must be selected again after elimination of disturbance.

4.3.1    Scanning Speed

         The scanning speed is preset by the system in such a way that 25 or 33% (selectable) of the net sheet width scanned by the sensor account for one turn of last calender roll. Thus any influence on autocontrol caused by eccentricity of calender roll is eliminated. The DC drive includes soft start and stop ramps to prevent shocks.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 26

4.3.2    Rollbending

         Control input signal is the average value of center zone in combination with the values of left and right zones.

4.3.3    Roll Gap 3-4

         Control input signals are the average values of left and right zones, each accounting for 25 or 33% (selectable) of net sheet width.

4.3.4    Target Value Optimization

         Control input signal is the standard deviation of cross profile or a multiple thereof. Complementary function to each of the above mentioned control loops.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 27

5.0      TWO-STATION TURRET WINDER WITH
         AUTOMATIC WEB TRANSFER SYSTEM

5.1      Technical Specification

         Material                       Web of semirigid and soft PVC film
         Material thickness             2.36-23.6 mil (60-600) (micro)m
         Material web width             max. 70.8" (1800 mm) (trimmed)

         Roller width                   2200 mm
         *[________________]            *[______________]
                                        *[______________]

         Core length max.               2050 mm

         Accuracy of cutting width      +/-1 mm

         Winding accuracy                +/-1 mm (not including roll
                                         changing procedure)

         Number of winding stations      2

         Core chucking method            Indirect (with air shaft),
                                         3", 4" and 6"

         Roll diameter                   max. 1000 mm, approx. 600 mm for
                                         core dia. 3" (when winding total width)

         Thread-up speed                 3 - 15 m/min
         *[_______________]              *[_____________]

         Winding tension range           15 - 400 N

         Winding direction               Face of film (upper side) inside

         Winding method                  a. with adjustable contact pressure
                                         b. gap winding.

* CONFIDENTIAL TREATMENT REQUESTED

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 28

     Automatic cut and transfer    In manual or automatic mode with automatic
                                   length counter, for square cut with no
                                   foldover or core preparation.

Conditions for max. roll diameter in connection with shaft diameter
-------------------------------------------------------------------

                                                          Max. roll diameter
 3" air shaft                                             600 mm
 4" air shaft                                             800 mm
 6" air shaft                                             1000 mm

Above figures are approximate values.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 29

5.2           Machine Description

5.2.1         Pendulum Roller

              (mounted above the length slitting unit)

              The pendulum roller is balanced by an AC winder motor. In order to control web tension between post calender equipment and winding machine a pendulum roller loading can be set. It is provided for the synchronisation between the DC drives located in front and behind.

5.2.2         Shear Knife System

              For the bilateral slitting of edges. The lower and the upper knives are driven whereas the upper knife turns with advanced speed because of its bigger diameter. Each pair of knives is infinitely adjustable by means of a spindle and hand wheel. Position of the knives can be read on a scale. To support the web, two idler rollers are provided.

5.2.3         Blade Slitting

              Three cutter heads are provided and each head is equipped with seven industrial blades around its circumference. The change from one blade to the other can be done during operation without losing its slitting function. The cutter heads are infinitely adjustable.

5.2.4         Spreader Roller

              The spreader roller is of the cord-expander type. Roller body of aluminum, with profile grooves in which flexible plastic cords are recessed. Incline of lateral disks can be adjusted individually.

              The subsequent stretcher roller (curved roller with rubber cover) ensures flat film passages and avoids neckdown of film web.

              Edge trim strips and film web are separated of spreader roller

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 30

5.2.5         Suction Device

              To suck off edge trims (Buyer's contribution).

              Suction nozzle connection quoted as optional.

5.2.6         Pull Roll Unit

              Pull roll unit, installed vertically, driven by DC motor. The film passes in S-wrap contact without slip over.

              Unit mainly consisting of:

              2 rolls, and a pneumatically operated rubberized counter pressure roll.

              The arrangement of pull roll unit ensures that web is guided properly and creates a fixed point.

6.2.7         Tension Measuring Roll

              Installed behind pull roll unit, indicates applied web tension, read out used as reference value for the control of winder station.

              Film is guided horizontally to the automatic cut and reel transfer system.

5.2.8         Static Unloading Bar

              In order to take off electrostatic loading of the PVC web an ionic spray bar, make Simco, is mounted just in front of winding and underneath the contact roll.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 31

5.2.9         Automatic Cut and Reel Transfer System

              Film square cut device, core fixing of film web without foldover, guide and pressure rolls inclusive contact roller are executed as one unit which is electromotively pivoted when actuated by PLC electronic control. With increasing roll diameter, whole unit is automatically racked back.

              Unit allows operation of winder with adjustable contact pressure or with preset gap (gap winding method). PLC control program evaluates by yardage counting the release of cross cutting process
              - alternatively manual operation possible -

              and initiates the indexing process.

              Precise initial positioning of contact roll relative to the oncoming core is automatically executed and verified additionally.

              In case of gap winding, contact roll is moved via electronic evaluation of finished roll diameter into the applicable position which is retracted in accordance with increasing diameter of finished roll.

              Selector switch at operating panel allows changing of winding method.

              Static unloading device forms integral part of the system.

              Knife bar of square cross cutting equipment is made with high precision and is reinforced to assure a minimum of wear.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 32

5.2.10        Two Station Turret Winder

              Complete with operating panel and necessary display.

              Mainly consisting of:

              - Side frames,

              - Indexing disks

              Indexing of the disks effected by DC motor which is actuated by PLC control system.

              Disks carry the two winding stations which are individually driven by DC motors.

              The DC drive system secures a controlled winding operation and indexing with high precision of positioning. In combination with the automatically controlled indexing drive, winding motors are operated with infinitely varying winding tension in direct relation to the increasing roll diameter of finished roll, which is realized by using a special software program together with PLC control.

              Machine equipped with pneumatically actuated core chucks at the winding stations.

              Core chucks are designed to accommodate alternative winding shafts.

              Software program allows to set variable speed during indexing such as high speed during initial index, automatically switching to low speed for precise positioning at the end of indexing cycle.

              Standard position:   All movements are automatically controlled
                                   and executed.

              Additionally:        Operation can be manually operated.

              All maintenance parts of the winder such as electrical devices including solenoid valves, etc. are installed in a way to be accessible and easy to exchange or maintain.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 33

5.3           Electrical Equipment

              Complete, including internal wiring of machine and control cabinet. Operating elements and operating display located in a separate panel installed in one of the side frames of the winder.

              PLC control of drive system and KKA-special software program allow a uniform operation of the two-station turret winder. Reel speed and winding tension are automatically controlled allowing a sensitive and high precision winding of web.

              Length compensation system included to automatically compensate for the variation in length of film web during indexing and web transfer.

              Control cabinet equipped with all necessary switchgear and control units, contactors, fuses and PLC control. Wiring between machine and control cabinet to be effected at site (Buyer's contribution).

              PLC control system will be Siemens.

              Following Data to be Met by Buyer
              ---------------------------------

               Main supply voltage                   3 x 575 V, PE/N, 60 cycles
               DC drive voltage                      480 V

              Within the limits specified
              ---------------------------

              Main fluctuation of voltage                     max. +- 5%
              Main frequency fluctuations                     max. +- 2%
              Load fluctuation                                max 20%
              Temperature fluctuation                         max. +- 5(deg)C/h
              Ambient temperature                             max. 40(deg)C
              and humidity                                    max. 65%
              for the control panel
              Ambient temperature                             max. 35(deg)C
              and humidity                                    max. 65%
              for the control cabinet in a separate airconditioned room.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 34

5. 4          Optionals

5.4.1         Suction Nozzle Connection

              Suction nozzle connection to be connected to a Venturi nozzle air transportation system (Buyer's contribution).

              Both suction nozzle connections adjustable to desired web width.

5.4.2         Unloading Fork Arms

              When rolls are wound on cores which are taken up by a winding shaft, the unloading fork arms will support the shaft before the chucking heads will be opened. The fork arms are actuated by electric motor and will swing the finished roll to a defined position outside the winding machine. There the winding roll will be supported by the roll cart, and after retracting the forks in the upper part of the device, the winding shaft can be removed manually.

5.4.3         Winding Shafts

              Pneumatic expansion shaft with hardened connection ends, equipped with profiled clamping units. Toothed connection end at drive side.

              Pneumatic shaft 3" paper core, 3 pcs.

5.4.4         Oscillating Web Guide

              The oscillating guide roll combines two movements, providing a better traverse motion effect; an axial shift and at the same time a tilting of the roll.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 35

6.0           HEATING AND COOLING PLANT

              Following energies or equipment are available or have to be provided by the Buyer:

              o Chilled water as specified                5 bar, max. 10(deg)C
              o Compressed air                            6 bar

              Thermal Oil:
              o Operating temperature                        280/255(deg)C
              o Feed temperature, max.                       300(deg)C

6.1        1  Thermal Oil Boiler Plant
              (Buyer's contribution)

              Compact design, ready to operate, designed for heating operation without overpressure, complete with outer heat protection insulation, heated by light oil burner, modulating control

              - operating temperature            280/255(deg)C
              - feed temperature, max.           300(deg)C
              - operating voltage                AC 575 V, 3-phase, 60 cycles
              - heat output                      600 kW
              - thermal oil filling              Mobiltherm 603 (recommended)

              Including the following auxiliaries:

           1 Main thermal oil circulation pump, made of globular graphite cast iron with special shaft seal without cooling, including AC motor, coupling and coupling protection as well as accessories for installation.

           1 Thermal oil circulation pump, as above, serving as a spare pump (permanently installed)

           1  Set of accessories for installation, comprising:

              - gas separator
              - shut-off valves, with bellows seal
              - dirt catcher
              - drain valves

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 36

              - venting valves
              - safety valve
              - control thermostat
              - safety thermostat
              - flue gas thermostat
              - flow detector
              - pressure gauge
              - thermometer
              - support frame with internal piping

        1 Measuring and switching unit for the heating unit, consisting of the control and supervision devices for control of the heater and of the main circulation pumps, as e.g.:

              1 feed temperature controller, designed as electronic controller with adjustment of set value and indication of temperature

                 - measuring range                      0 to 399(deg)C
                 - Input                                Pt 100 DIN

              1 temperature indicator for the return temperature of the thermal oil

                 - measuring range                      0 to 399(deg)C
                 - Input                                Pt 100 DIN

              2  pump control units

                 miscellaneous indicating lamps

        1 Thermal oil expansion vessel, designed as container without overpressure, with all necessary connecting sockets, inserts, internal piping, quick drain valve, drain valve, hydrometer for indication of contents, as well as built-in electrical filling level supervision

        1 Filling and draining arrangement with changeover valves (electrical filling pump)

        1 Drain tank, designed as welded horizontal cylindrical vessel without overpressure, sufficient to receive the filling volume of the largest plant section that can be shut off, container complete with all necessary inserts and connecting sockets, fittings, and measuring devices.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 37

6.2           Chilled Water Plant with Accessories  (Buyer's contribution)

        1     Chilled water plant with following technical details:
              Cooling power                       650 kW

              Chilling medium to the consumer     water + 10/+ 15(deg)C
              Volume flow                         110 m(3)/h

              Requirements to be met by the water

              The water must be absolutely clear and free from suspended matter or mechanical impurities and with no Tyndall effect created by colloids being stated. The water must be softened and degassed, and shall meet the below specified requirements:

              Carbonates                                           n.n.
              Total hardness                              less than 0,03 mval/kg
              Oxygen                                               mg/kg
              Fixed carbon dioxide (CO(2))                 less than 25 mg/kg
              Free carbon dioxide (CO(2))                          n.n.
              Oil content                                  less than 1 mg/ltr.
              pH value                                             8,5-9,5
              Iron content (Fe)                            less than 0,05 mg/kg
              Copper content (Cu)                          less than 0.01 mg/kg
              Potassium permanganate consumption (KMnO(4))   less than 10 mg/kg

              Otherwise free from all the usual heavy metals.

              1 Chemical dosing unit, consisting of:

                1    Watermeter controlled dosing unit for
                     addition of chemicals to alkalify the water and to produce a protective layer

                1    Timer controlled dosing unit for addition of algicid

Remark:          In any case customer shall supply:
-------
                 Fuel storage facilities
                 Chimney arrangement

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 38

6.3                Heating and Cooling Control Units
                   The heating and cooling plant is designed for the following:

Cir- Rolls                             Feed Temp.   Circ.   medium    0il/Water
cuit                                   (deg)C        oil     water     quantity
No.                                    min.max.                      m(3)/h per
                                                                       circuit
------------------------------------------------------------------------------
   1 Calender roll No. 1               140-220        x                    50
   2 Calender roll No. 2               140-220        x                    50
   3 Calender roll No. 3               140-220        x                    50
   4 Calender roll No. 4               140-220        x                    50
   5 Take-off roll No. 1-2              45-180        x                    10
   6 Take-off roll No. 3-5              45-180        x                    15
   7 Take-off roll No. 6-10             45-180        x                    20
   8 Embossing roll                     25-100                  x          20
   9 Rubber roll and counter roll         25                    x          10
  10 Embosser pick-off roll No. 1-4     25-100                  x          15
  11 Tempering roll No. 1-3             25-100                  x          15
  12 Tempering roll No. 4-6             25-100                  x          15
  13 Tempering roll No. 7-10            25- 60                  x          20
  14 Strip roll No. 11-12                 15                    x          10

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 39

6.3.1               Thermal Oil Heating and Cooling Control Units

                    - directly heated with thermal oil from the thermal boiler -

                    *[_____] Units servicing:           *[________________]
                    *[_____] Units servicing:           *[________________]

                    Each unit consisting of:

                    -  Cooler with cooling water counter flow

                    - Hot oil circulation pump, complete with AC motor, coupling and sealing ring

                    - Straight way control valve complete with motor, used as heating control valve

                    - Three-way control valve complete with motor, used as cooling control valve

                    - Set of accessories such as: Stop and check valves, drain and vent valves, thermometer, manometer, dirt catcher

                    -  Steel profile base frame

                    All elements fitted to the base frame forming a compact unit including internal piping and electrical wiring onto terminal block.

*CONFIDENTIAL TREATMENT REQUESTED

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 40

6.3.2             Warm Water Heating and Cooling Control Units
                  - Heated with thermal oil -

                  5 Units servicing:     1 x Embossing roll
                                         1 x Embosser pick-off rolls 1-4
                                         3 x Tempering rolls 1-3/4-6/7-10

                  Each unit consisting of:

                  - Heat exchanger as warm water heating unit using thermal oil as primary energy

                  -  Cooler with cooling water counter flow

                  - Three-way control valve complete with motor, used as heating control valve

                  - Three-way control valve complete with motor, used as cooling control valve

                  -  Warm water circulation pump, complete with AC motor

                  - Set of accessories such as: Stop and check valves, drain and vent valves, thermometer, manometer, dirt catcher

                  Steel profile base frame

                  All elements fitted to the base frame forming a compact unit including internal piping and electrical wiring onto terminal block.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 41

6.3.3       Cooling Water Control Unit

            1 Unit servicing:                  Rubber roll of embossing unit and
                                               counter roll
            1 Unit servicing:                  Pull rolls 11-12

            Consisting of:

            1   Cooling water circulation pump, complete with AC motor

            1   Electric straight-way control valve

            1   Set of accessories such as:
                stop and check valves, drain and vent valves, thermometer, manometer

            -   Steel profile base frame

            All elements fitted to the base frame forming a compact unit including internal piping and electrical wiring onto terminal block.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 42

6.4     Expansion and Feeding Unit for Warm Water System

        Consisting of:

        1 Feed- and make-up water vessel, fabricated in steel plate, complete with: Water level indicator, shut-off valves, thermometer

        1 Feed water pump, constructed as piston pump, complete-with AC motor, valves and all other required accessories

        1 Pressure and expansion unit for the following heating and cooling units:

           1 x Embossing roll
           1 x Embosser pick-off rolls 1-4
           3 x Tempering rolls 1-3/4-6/7-10

           Unit complete with all required accessories

        All elements fitted to the base frame, forming a compact unit, including internal piping and electrical wiring onto terminal block.

6.5     Auxiliary Parts

        1 Separate feeding pump with connection valve and accessories for filling of the rolls when exchange of rolls takes place resp. for first filling of the plant, fitted to the base frame of feeding vessel

        1 Chemical dosing device equipped with solvent container and chemical pump

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 43

6.6            Electrical Control of Heating and Cooling Plant

               Temperature control of calender and post calender train is effected by a Stored Program Control (PLC) system and software controller.

               Temperature alterations are actuated via controllers with fixed time delay, e.g. sensible parts (rolls) are protected against larger temperature drops. Set value alteration is guided by the PLC in dependence of time and course of actual value
               (e.g. 1(deg)C per minute).

               All set values, all actual values and all monitored data are shown on different monitor readings.

               The PLC control type Siemens S5-135U with approx. 480 digital inputs, approx. 380 digital outputs and approx. 16 analogue channels is provided for the control of the heating and cooling circuits as well as for the feeding and pressurizing equipment and includes

               14 Temperature control circuits with energizing of the electric servo drives. Monitoring and operating is effected at the control panel.

               All elements of the PLC system as well as all power switching devices are fitted in a rack designed for free-standing arrangement in an electric control room.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 44

7.0           ELECTRICAL EQUIPMENT

7.1           General

              The electrical scope of supply includes the AC and DC drives including necessary cabinets, control desk with actuation and indicating instruments for calender and downstream units as described.

7.1.1         General Supply Requirement

              Environment temperatures:
              Motors                                      40(deg)C
              Electr. cabinets                            30(deg)C
              for the control racks in a separate airconditioned room

              Humidity                                  F according to DIN 40040
              Mains data secondary voltage              3 x 575 V, 60 Hz, PEN
                                                        +- 5%
              Customer's contribution main trafo
              Frequency tolerance                       +- 2%

              AC drive voltage:
              squirrel-cage motors                      575 V

              DC drive voltage:
              Rectifier supply                          480 V
              DC motors                                 480 VDC - regenerative
                                                    480 VDC - non-regenerative

              Control voltages                          110 V, 60 Hz; 24 VDC
              Signal lamps                              24 VDC
              Valve solenoids                           24 VDC

              Enclosures:
              Electric cabinets                         IP 23
              Main control panel                        IP 54
              Machine control panel                     IP 54
              DC motors                                 IP 54/IP 23R

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 45

              Painting:
              Cabinets                                    RAL 2004 orange
              Motors                                      RAL 2004 orange
              Panels                                      RAL 2004 orange

7.2           Scope of Electrical Supply

7.2.1         General Features

              - On/Off command for the entire plant for common start/stop after a monitor-based preselection of DC drives and support units.

              - Maximum torque emergency deceleration of the regenerative DC drives

              -Set point presetting for speed of calender line by monitor system and hardware-panel.

              - Speed regulation between two drives results in a rotational speed constance of +- 0.2%, related to max. speed. All drives integrated ahead or behind drive of No. 4 calender roll are directly related as reference input to the nominal value of the master drive.

              - The speed setpoints are calculated by software program in the
                PLC and transferred digitally to each DC-drive.

              - Adjustment of ratios is effected via push buttons.

              - Friction ratios can be preset. The relative speed accuracy of the DC drives shall reach +- 0.5%

              - Separate electrical equipment of the winder station including own PLC and user control facilities.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 46

7.2.2         Control Cabinets

              The control plant consists of control cabinets, ready assembled meeting the UL-standard, suitable for easy transportation and wired up to the terminals,

              Containing:

              For power supply:               Circuit breaker isolation switch
                                              and fuses for several control
                                              voltage potentials

              For actuating power switches: Main fuse and 110-V-device

              For actuating
              coupling relays:                Main fuse and 24-V-main device

              For each DC motor:              Circuit breaker, main contactor
                                              with control to PLC, fast fuses
                                              for electronic, switching on
                                              excitation and converter by
                                              coupling relays with damping
                                              diode, field strength control,
                                              thyristor control unit with
                                              inductance coil.

              The thyristor control units within the calender line and winder are regenerative types and able to feed back braking energy to the mains.

              For plant control:              Separate PLC of Siemens
                                              S5-135U-type for the heating
                                              plant, calender line and winder.

              For all AC drives of calender
              and downstream unit:            Reversing and non-reversing
                                              contactors with circuit breakers
                                              and overload circuit breakers, in
                                              case of pole-changeable motors
                                              additionally equipped with pole-
                                              changeable reversing contactors.

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 47

7.2.3         Control Desk

              Made of steel sheet, independent and selfsupporting design, completely assembled, internal wiring to terminals, cable ducting from below, forced cooled and mainly equipped with:

              - Hardware panel for fast and often used functions

              - Emergency stop button for complete line

              - Two monitor systems for any further control operation

              - Monitor for the thickness measuring and controlling unit

              - Result printer for thickness measuring unit

              - Fault message protocolling printer

              3 Remote control panels (1 panel for feeding belt system, 1 panel for individual handling of the calender and 1 panel installed at downstream units, also for individual handling, several machine integrated winder-panels).

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 48

7.2.4         Drive Circuits

              a) Design

                 - DC motor with pulse encoder for speed data transfer

                 - Regenerative current rectifier for all drives.

                 - Set value presetting by touch-screen selection at monitor system or push buttons at hardware panels.

                 - Calculation and display of draw value by PLC.

                 - Output of set values by a drive-bus to the rectifier.

                 - Actual value monitoring at control panel by the monitors and a display at the remote panel of the downstream line.

              b) Kind of protection and enclosure

                 - DC drives up to 10 kW: IP 54

                 - DC drives up from 10 kW: IP 23 prepared for being forced cooled by Buyer's cooling air network.

                 - AC drives: IP 54, self-cooling

                 - The enclosure of the remote control panel is IP 54.

                 - The enclosure of the control cabinets is IP 54.

7.2.6         Automation System

              Consisting of:

              PLC Equipment

              1 PLC Simatic S5-135 U for the calender line
              1 PLC Simatic S-5-135 U for the heating system
              1 PLC Simatic S5-135 U for the Winder

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 49

              including all expansion facilities to compute the necessary process and operator signals to process heating, calender line, post calender and winder.

              Including link between heating- and calender PLC's

              Including bus link to any DC- and AC-inverter-drive.

              Operating Equipment

              Main operator panel, consisting of:

              combined hardware (for fast or often used operations) and monitor equipment, consisting of:

              1 hardware panel

              2 color monitor units (20") incl. keyboard and touch-screen facility including firmware licences, communication-processor cards and links to PLC 135-U-frame-bus.

              3 remote machine panels

              Hardware equipment (buttons, digital displays etc.)

              1 color monitoring and operating system (man-machine interface) With LCD-display within the winder main panel linked to the winder PLC

              Several hardware panels round the winder station

                          KLEINEWEFERS KUNSTSTOFFANLAGEN
                           Unternehmensbereich Munchen

Quotation:                    V 5416-4/96
Project:                      Plymouth Rubber Company                   ANNEX I
Scope of Contract:            Status December 11, 1996                  page 50

7.3           *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              Standard PC software package
              Batch recipe handling in relation to

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              Change batch recipe handling (within definable limits) Actual value transfer (out of PLC)

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

*CONFIDENTIAL TREATMENT REQUESTED

                         KLEINEWEFERS KUNSTSTOFFANLAGEN

                          Unternehmensbereich Munchen

Quotation:          V 5416-4/96
Project:            Plymouth Rubber Company                              ANNEX I
Scope of Contract:  Status December 11, 1996                             page 51

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

              *[____________________________]

*CONFIDENTIAL TREATMENT REQUESTED

ANNEX 2

                         CONDITIONS FOR THE SUPERVISION
                          OF ERECTION AND COMMISSIONING

For the supervision of erection, commissioning and test runs by the specialists of the Seller, the following conditions will apply:

1.0           Price

1.1 For the services to be rendered by the Seller in connection with the installation and commissioning of the equipment, a budget price of

              *[______________________]        *[______________________]

              *[______________________]        *[______________________]

              *[______________________]        *[______________________]

              *[______________________]

              is agreed by the Buyer and the Seller.

              This budget is formed on the basis of the time schedule chart (Annex 7) showing the number and qualification of required specialists and their assumed duration of assignment which is estimated by Seller according to his experience.

1.2 The duration of assignment of specialists can change depending on the scheduling and performance of work on the part of the Buyer.

              The Seller will charge only for the actual services rendered by his personnel on the basis of the rates as per Article 2.0 considering the conditions as per Article 3.0 to 6.0.

1.3 The budget price is valid considering the following services to be rendered by the Buyer:

1.3.1         Buyer will provide labour and facilities as per para 5.0.

1.3.2         Buyer will provide free of charge to Seller:

              - accommodation of adequate standard for Seller's personnel

              - transport facilities for Seller's staff to and from site as well as for private requirements, if any.

1.3.3 The weekly working time per expert will not exceed 45 hours. Extra hours spent will be paid extra outside the allocated budget according to rates as stipulated under para 2. The time for going from flat to site and back is not considered as working time.

1.4 The budget price is calculated on basis of the estimated requirement of Seller's specialists and their duration of assignment.

2.0           Rates

2.1.0         Hourly Rates

2.1.1         Normal working hours

              For each working hour, travel and waiting time up to 45 hours per week or e.g. hours per day, the following rates will be charged:

              *[______________________]        *[______________________]

              *[______________________]        *[______________________]

              *[______________________]        *[______________________]




* CONFIDENTIAL TREATMENT REQUESTED

                                                                         ANNEX2
                                                                             (2)

2.1.2         Extra rates

              a) for overtime exceeding 45 hours/week
              b) for night work
              c) for Sundays and holidays
              *[__________________________]


2.2.0         Travelling Costs

              Travelling costs and out of pocket expenses will be invoiced at actuals. The budget price contains the travelling costs for trips from Germany to USA and back.

2.2.1         *[_____________]          *[___________________________]
              *[_____________]

3.0           Settlement of Payment

3.1 The representative of the Buyer shall certify all working hours done per week including the required travel time and possible waiting times on a time sheet. A copy of the same sheet remains with the Buyer, whereas another copy is attached to the invoice. Extra rates are invoiced according to the certified working hours. Should the time sheets not be certified in due time or are not certified at all, invoicing will be made according to the Seller's records.

3.2 The Seller will charge the Buyer by issuing monthly bills according to the time sheets as per Art. 3.1 and relevant vouchers. These bills are due for payment within 30 days after their receipt by transferring the amounts to the Seller's account with Dresdner Bank, Krefeld.

4.0           Illness and Accident

4.1 The Buyer shall provide at his own cost the required preventive measures against accidents. Particular instruction of Seller's personnel is additionally requested when special care is required with regard to the Buyer's works or when specific regulations must be observed. The Seller's personnel is entitled to reject jobs when safety is not guaranteed.

4.2 The Buyer grants the necessary help and assistance in case of accident or illness of Seller's personnel. For the duration of an eventual incapacity to work, the Buyer shall continue to pay the agreed allowances. In case of hospitalization the allowances shall be reduced accordingly. The Buyer bears all costs incurred for a repatriation due to illness or accident, as well as the travel expenses for the person being sent in replacement.

*CONFIDENTIAL TREATMENT REQUESTED

                                                                         ANNEX 2
                                                                             (3)

5.0           Buyer's Duties

5.1 The Buyer shall help to provide for all required visa for entering and leaving the country, as well as for residence and work permits or any other permit which might be necessary for Seller's personnel.

5.2 When starting the work, the place of work shall be perfectly clean and plane. Before starting erection, the foundations for the equipment shall be ready to take up the full load, to resist static and dynamic stresses and strains and to assure that vibrations are not transferred. Access roads to the site shall be available and shall be suitable even for heavy transport trucks and lifting tackle, if required. In case of indoor work, the respective building shall be weather-proof in order to enable work under normal working conditions and to assure that the equipment is preserved in good condition.

5.3 The Buyer shall make available on site and at his own cost and risk:

5.3.1 All labour and manpower necessary for erection and commissioning and for carrying out the performance tests and trial runs

5.3.2 All tools and auxiliary material required for erecting and start-up as well as transport and lifting appliances and other equipment

5.3.3 Electric power (480/110 V three-phase current, 60 Hz), compressed air, water, heating and sufficient lighting, including also all required connections leading up to the actual place of work and, if required, up to the accommodation and stores

5.3.4         All required consumables, lubricants and raw materials.

5.3.5 Within reach of the place of work (maximum 50 m), adequate, dry, lighted and lockable rooms for storing parts, equipment, materials and tools, as well as adequate work and social rooms, sanitary installations and first-aid facilities; furthermore the Buyer shall take the same measures and actions which would be taken to protect his own labour and/or property.

6.0           Miscellaneous

6.1 All taxes, fees, charges, social insurance premiums and the like, payable by the Seller or the Seller's personnel during contract performance outside the Federal Republic of Germany, shall be borne by the Buyer.

6.2 Besides operating and maintenance instructions for equipment supplied by the Seller, the working crew is not entitled to make any binding statements on behalf of the Seller.

ANNEX 3

                               GENERAL CONDITIONS
                     FOR THE SUPPLY OF PLANT AND EQUIPMENT

I.            Supporting Documentation and Scope of Supply

              (1) All supporting documents submitted with the quotation e.g. diagrams, drawings, weights, data etc., are for information purposes only and are not binding unless expressly stated as such. These documents remain the exclusive property of KKA. They may not be transmitted or communicated to a third party without KKA's written consent and shall only be used in connection with this respective contract.

              (2) The full scope of supply is specified in KKK's written quotation and/or acknowledgement of order respectively. Modifications in the plant design which constitute a technical improvement but do not result in a price increase are permissible. The equipment is supplied in accordance with the applicable Standards and Codes valid in the Federal Republic of Germany at the time the offer is made.

II            Prices

              The prices shall be governed by the provision agreed by the contracting parties.

III.          Payment

              (1) All payments shall be made without any deduction whatsoever directly to the bank specified by KKA, in accordance with the agreed terms of payment.

              (2) The equipment shall not pass into the possession of the Purchaser until all payments have been received. In the event that the validity of this title retention is linked to special prerequisites or national regulations in the country of destination, it is the responsibility of the Purchaser to ensure that these conditions are fulfilled.

              (3) The retention of payments on the grounds of asserted counterclaims made by the Purchaser and offsetting payments in connection with such claims is permitted only insofar that KKA has accepted such claims in writing. For claims made by the Purchaser on the grounds of defective equipment and accepted in writing as such by KKA, payments may only be withheld to an extent considered reasonable by KKA. If the fulfillment of a KKA obligation upon which a payment depends is delayed through no fault of KKA, the payment shall be made on the date originally specified in the Contract.

              (4) If the Purchaser is in arrears with the contractual payments, KKA may postpone the fulfillment of its own obligations until such payments have been made or may set a time limit for payment. If after expiration of the time limit payment has still not been made, KKA may terminate the Contract. If KKA terminates the Contract, KKA shall be entitled to compensation for all expenditures incurred and for work carried out up to the date of cancellation. If the Purchaser is responsible for the delay in payment, KKA shall be entitled to compensation representing the full contract value, less saved expenditures.

IV.           Delivery

              (1) The delivery time is deemed to be kept when the equipment is ready for shipment ex works within the agreed time and, if KKA shall provide for shipment ex works, when the equipment is transferred to the shipping agent.

              (2) The agreed time of delivery shall only be binding provided that all required documents are made available by the Purchaser in due time, that technical clarification and approval of plans and drawings are obtained in due course, and that the agreed terms of payment and other obligations are fulfilled. if these prerequisites are not fulfilled, the time of delivery shall be extended as is reasonable having regard to all the circumstances of the case.

              (3) Part deliveries are permitted.

              (4) Under unforeseen circumstances, e.g. acts of God, war, riot, strike, production of substandard equipment and upset manufacturing conditions or other circumstances beyond KKA's circumstances beyond KKA's control, there shall be granted an extension of the delivery time as long as these circumstances will affect performance of the Contract.

              (5) Should a delay in delivery be caused by KKA with verifiable damage to the Purchase resulting directly from late delivery, then the Purchaser is entitled to a fair compensation excluding any other rights, if delivery was delayed by more than 6 weeks. After these 6 weeks, the penalty for late delivery shall amount to 0.5 percent for each full week but shall not exceed 5 percent of the value of the equipment which was delayed in delivery. The respective compensation shall be offset with the last payment.

(2)

V.            Passing of Risk

              (1) Unless otherwise provided, the risk for material supplies including or without installation shall pass to the Purchaser on the date of shipment.

              (2) In the event that shipment of the material is postponed on request of the Purchaser or for reasons for which KKA cannot be blamed, the risk shall pass upon giving notice in writing to the Purchaser that the material is ready for shipment. KKA shall, for the account of the Purchaser, effect the insurance if desired by the Purchaser.

VI.           Incoterms

              Where no other indication is given, the Rules of the Interpretation of Trade Terms (incoterms) in force at the date of conclusion of the Contract shall be applied.

VII.          Erection

              In addition, the General Conditions for the Erection of KKA Equipment shall apply to all Contracts covering the supply of equipment including erection and commissioning.

VIII.         Taking Delivery

              The Purchaser shall take delivery even in the event that part of the equipment is defective, provided that this defect does not prevent proper operation. Taking delivery by the Purchaser does not release the Supplier from his guarantee obligation.

IX.            Guarantee

              (1) In case of faults which are not covered by the Performance Guarantee specified under para (2) of this article, KKA undertakes to remedy any defect resulting from faulty design, materials or workmanship either by repairing the defective part free of charge or by replacing it by a new one which is delivered ex works. Upon replacement, the defective part shall again become the property of KKA

              KKA's liability is limited to defects which occur within 6 months after first commissioning of the supplied equipment, with notice being given by the Purchaser immediately after the defect appeared. If plant operation is interrupted for reasons for which KKA is liable, the guarantee period of those parts which caused the stoppage shall be extended accordingly by the shut-down period.

              For repaired or replaced parts KKA shall assume liability to the same extent as for the originally supplied equipment, however not longer than 3 months after expiration of the guarantee period of the originally supplied equipment.

              (2) KKA shall be liable for non-performance of guaranteed performance and consumption data only in so far as non-performance is verifiably attributable to KKA, any required reconditioning work shall then be made by KKA free of charge. Upon satisfactory guarantee tests or, if such guarantee tests are not made, after acceptance of the equipment by the Purchaser, all KKA liabilities concerning performance and consumption data are fulfilled.

              (3) If KKA fails to remedy a defect as defined in art. IX para (1) or (2) within a reasonable period of time, or if the reconditioning work does not bring about the desired result, the Purchaser is entitled to a reasonable price reduction accordingly.

              (4) If shipment, erection, commissioning, guarantee tests or acceptance of the plant are delayed for reasons for which KKA is not liable, KKA's liabilities according to para (1) or (2) expire 12 months after notification of readiness of shipment, at the latest.

              (5) KKA's liabilities only cover faults which occur under the contractually defined operating conditions while the equipment is being correctly used and which are directly attributable to causes dating back to the period before passing of risk.

              Any defects which are attributable to chemical or electrical effects, normal wear, improper arrangement or bad plant maintenance by the Purchaser, or attributable to non-compliance with the operating instructions are not covered by KKA's liabilities.

              (6) The Purchaser shall schedule a reasonable period of time which allows the Supplier to repair the defective parts or to replace them respectively. KKA shall be released from all liabilities if the Purchaser does not allow a sufficient period of time.

              KKA is released from its liability if the Purchaser or third parties undertake modifications on the equipment to carry out maintenance work prior to KKA's approval.

(3)

              (8) In the event that KKA shall supply drawings or other documents or data for work which shall be carried out on the part of the Purchaser, KKA shall be liable for such services only in so far as a special remuneration was paid for these services. If such a remuneration is paid, KKA guarantees correct and faultless performance according to the state of the art and that the eventually agreed performance and consumption data are reached.

              KKA's liability is limited to free-of-charge engineering services which are required to remedy eventual defects which occurred within 6 months after first plant commissioning and not later than 12 months after having rendered the respective services with notification being given by the Purchaser.

              (9) Any additional claims by the Purchaser or liabilities of KKA beyond those described above under art. IX, paras (1-8) are explicitly excluded and waived by the Purchaser unless otherwise agreed and confirmed by KKA in writing.

X.            Impossibility of Contract Performance

              (1) If due to unforeseen circumstances as specified in art. IV. para (4). It is impossible for KKA to assure performance of the Contract in full or in part, the Purchaser is entitled to terminate the Contract in case of complete impossibility, whereas in case of partial impossibility the Purchaser is entitled to an appropriate price reduction. In case of termination of the Contract by the Purchaser, KKA is entitled to an adequate compensation for the services and work carried out so far.

              If impossibility of performance occurs during a delay in acceptance or for reasons for which the Purchaser is liable, the Purchaser shall pay the contract price less the expenditures saved by KKA due to impossibility of performance.

              (2) KKA is entitled to terminate the Contract on the grounds of unforeseen circumstances as defined in art. IV, para (4) which render contract performance completely or partly impossible. KKA is then entitled to a compensation covering the expenditures and services rendered so far.

XI.           Taxes, Fees, Charges

              All taxes, fees and charges imposed on the supplies outside the Federal Republic of Germany shall be paid by the Purchaser. In the event that the authorities in the country of destination directly impose these taxes, fees and charges on KKA, then KKA will be refunded accordingly by the Purchaser.

XII.          Plant Visits

              (1) If confidentiality is not expressly stipulated and no other interests of the Purchaser are impaired, KKA is entitled, after notification in due time, to visit the plant during operation to be informed on the obtained operating results and to show the plant to potential customers.

              (2) The Purchaser is not allowed to open the plants supplied by KKA to visitors of competitive firms without the written consent of KKA.

XII.          Arbitration and Applicable Law

              (1) The Contract shall be governed by the law of the Federal Republic of Germany.

              (2) Any dispute arising out of the Contract shall be settled in Krefeld. KKA reserves itself the right to take legal action at the Purchaser's place of jurisdiction.

XIV.          Transferability of Rights

              The Purchaser and KKA may transfer their contractual rights to a third party only after mutual consent in writing.

XV.           General

              (1) In addition to the rights granted under the Contract and the General Conditions, the Purchaser is not entitled to claim any further rights, particularly claims for financial or other damage which is not directly attributable to the supplied equipment.

              (2) If peremptory rules prohibit the application of individual contractual provisions, this does not affect the validity of all other provisions.

              (3) Sub-agreements or opposed conditions on the part of the Purchaser are valid only upon the written consent of KKA.


                         KLEINEWEFERS KUNSTSTOFFANLAGEN

ANNEX 4

CONDITIONS TO BE FULFILLED FOR TAKING OVER

As a prerequisite for issuance of taking-over certificate by the Buyer, the Seller has to provide the following evidence:

1. Each piece of equipment must be brand new and has to perform faultlessly and in accordance with the data as per technical specification.

2. The plant as a whole has to show its reliability regarding faultless mechanical and electrical operation and its suitability to produce soft PVC film and sheet according to the performance data of the technical specification; provided the Buyer will adjust formulations which allow the production of these PVC films and sheets.

3.    *[________________]
      *[_________________________]
          *[_________________________________]

               *[_____________]         *[______________]
               *[_____________]         *[______________]
               *[_____________]         *[______________]
               *[_____________]         *[______________]
               *[_____________]         *[______________]
               *[_____________]         *[______________]

*[_____________________________________________________________]
*[_____________________________________________________________]

      b.  Race Tracking (banana effect)

          max. deviation 2.5 cm at 5 m film length and 200 (micro)m thickness, measured in the middle of the length of the chord between the two final points

4. The evidence as per paras 1 and 2 above shall be shown during a period of 3 weeks from the date on which the plant starts to produce with an option to extend by one other week if requested by Buyer.

5. If conditions for taking over are fulfilled the Buyer will issue the certificate of acceptance within maximum two weeks.

* CONFIDENTIAL TREATMENT REQUESTED.

                                                                       EXHIBIT A
                                                                          TO
                                                                        ANNEX4

                          Amendment to Paragraph 3(a)

The gauge accuracy of cross profile and longitudinal profile is calculated as square root of square of deviation of cross profile + square of deviation of longitudinal profile (true running characteristic of calender rolls):

                    The square root of [C squared + 2L squared]2 + (2L)2 equals SA (C,L)
                    C= deviation of cross profile
                    L = true running of roll
                   SA = standard deviation

*[__________________________________________________________]
*[__________________________________________________________]
*[__________________________________________________________]
*[__________________________________________________________]
*[__________________________________________________________]
*[__________________________________________________________]
*[__________________________________________________________]

*CONFIDENTIAL TREATMENT REQUESTED

ANNEX 5
SCOPE OF ENGINEERING SERVICES

A.   Project Management & Monitoring Services

     1. Direct dialogue with third vendors to clarify questions, requirements, schedules, etc.

     2.   Definition of battery limits between all involved vendors.

     3. Procurement assistance to Buyer for equipment to be purchased from third vendors with

          - enquiry specification
          - technical clarification
          - comparison of bids with classification of bidders

     4.   Monitoring of all schedules with third vendors concerning

          - shipment
          - installation
          - commissioning
          - acceptance tests

     5.   Site management with coordination of all procedures as per para 4.

                                                                         ANNEX 5
                                                                             (2)

B.   Basic Engineering Services

     covering the complete production plant

     1.   Civil Design Drawing

     1.1  Civil outline drawings comprising:

          - film produciton line
          - energy and utility supply systems
          - platforms, stairs, walkways, elevators
          - stores for raw materials and finished products
          - electrical-mechanical workshop, laboratory, changing rooms, etc.

     1.2  Foundation drawings with statical and dynamical load figures

     1.3  Definition of requirements concerning

          - location of cranes, hoists, elevators, etc.

     2.   Basic Engineering

     2.1  Overall equipment layout drawings

     2.2  Definition of requirements concerning energy, media, utilities, with

          - quantities
          - condition
          - points of taking over (inlet/outlet)

     2.3 Technical data and design criteria for vapour hoods and ventilation ducts, ventilators etc. for extruder and calender fumes

     2.4 Specification of requirements for pipes, valves, cables, etc. to be procured by the Buyer.

     2.5  Specification of requirements of

          - skilled and unskilled labour
          - tools, hoists, consumption materials for installation

         to be provided by the Buyer for installation of equipment and start-up.

                                                                         ANNEX 5
                                                                             (3)
C.   Detail Engineering

     covering Seller's own scope of supply

     1.   Final arrangement and equipment layout drawings

     2.   Individual equipment assembly drawings

     3.   Electical diagrams and power distribution diagrams

     4.   Detailed operating and maintenance instructions

     5.   Lubrication schedule with definition of

          - lubricants
          - oils
          - greases

     6. Detailed list of spare and wear parts with item numbers and schedules for easy identification of parts

D. Training of Staff

     1. During erection but especially during mechanical testing prior to start-up

     2.   During initial operation, when plants run with product

ANNEX 6
Limitation of Scope of Supply/Exclusions

The following supplies and services are not included in the scope of supply and shall have to be contributed by the Buyer:

1.0   Energy and Operational Supplies

1.1 All supply lines (cables, pipes, fittings, filters, valves etc.) for electrical energy, pressurized air and water, as well as feed and return lines for hot water and thermal oil from Buyer's main supply point to the main connecting points of plant and machinery.

1.2 All electrical power stations and transformers for high and low voltage supply as well as isolating transformers for individual drives.

1.3 All units and equipment for emergency power supply. KKA to specify requirements.

1.4 All auxiliary equipment for the production, preparation, cleaning and conditioning of process media as well as all equipment to keep the required energy at a constant level.

1.5 All oil fillings for gears, as well as all initial fillings of special cooling or heating media in individual cooling or heating circuits of calender rolls, cooling rolls, etc.

2.0   Mounting and Foundations

2.1   Provision of all foundations for equipment and machinery.

2.2 All supports and baseframes to take storage tanks, pipe lines as well as operator's platforms, steel structures, walkways, stairs, ladders, railings, covers for stationary and mobile parts of the plant, any openings in platforms, walls and ceilings except where elsewhere specified.

2.3 All ducts, supports, bridges and trenches above and below floor level for cables, wiring, as well as fixing rails.

2.4 All equipment for air conditioning, ventilation, vapour and dust exhaust system, heating and lighting facilities, clock and alarm system.

3.0   Erection and Commissioning

3.1 All cost for the installation of the equipment and mechanical as well as electrical start-up of the plant (except supervision of erection and commissioning where elsewhere specified).

3.2 All erection tools, workshop equipment, welding and auxiliary equipment such as lifting tools, ropes and other transport and storage facilities. Offloading and storing, preservation of all equipment stored at site against climatic and mechanical influences, watching of the site and of all goods stored on its premises as well as the insurance thereof.

3.3 All transport and packing facilities for intermediate and end products as well as facilities for the removal or recycling of waste.

3.4 All cost for process of start-up at site as well as the raw materials required for start-up and acceptance tests.

4.0   Local Safety Regulations

4.1 All protection and safety facilities according to local rules and regulations for earthing, lightening protection, safety guards, fire extinguishing equipment, etc.

ANNEX 7


          Project:           Plymouth Rubber Company
          Project No.:       V 5416-3/96

                          Time Schedule for Delivery,
                           Erection and Start-up for
                           Calendar Line after Coming
                             Into Force of Contract

Construction and Preassembly
ready for delivery FOB Northsea port              10 months (months 1-10)

Packaging and Shipping                             1 month  (month 11)

Shipping Time and Customs Clearance                1 month  (month 12)

Chief Supervisor - Mechanical                     22 men weeks labor
Material Handling, Mixer, Calender

Chief Supervisor - Electrical                     10 men weeks labor
(commissioning AC; DC; and operation)

Start-up Specialist - Electrical                   5 men weeks labor
(commissioning and operation PLC)

Start-up Specialist - Winder                       3 men weeks labor
(commissioning AC; DC; PLC and operation)

Start-up Specialist - Thickness Gauge              1 men weeks labor

Supervisor
Heating & Cooling System                           8 men weeks labor

Start-up Manager
(operation with material)                          3 men weeks labor
Material handling; Extruder; Calender Operator

                                          Total   52 men weeks labor

                                  Standby for operation with material


11/12/96

ANNEX 8 - page 1
                      Profile monitor / data viewing screen
                                  MC 68 K02.K1

DESCRIPTION:

Various data presentations are displayed on the monitor, in combination with a scanning measuring sensor. Different screen displays can be selected as required by the application.

The programme for the monitor screen display is stored on EPROM. When the unit is switched on, the programme is immediately loaded and started by means of an autostart command.

After interrogation of the parameters preset on the measurement system, both the horizontal and vertical scales for the profile representation are computed and displayed correspondingly. The utilization of the viewing screen is thereby optimized; that is, for a shorter traversal path of the measuring sensor the horizontal scale is spread; the vertical scale is likewise spread for smaller tolerance values.

The profile is displayed in the form of a histogramme. The bars are drawn during the scan; hence, the actual value is indicated immediately after computation of the measured values. The position of measurement is indicated by a mark which is displayed in synchronism with the motion of the measuring head.

If the measured values exceed the preset tolerance limits, the bars which lie outside the tolerance range are identified by a different colour. Thus, an inadmissible deviation is easily recognizable even from a greater distance.

In addition to the histogramme bars, further information is presented graphically and numerically; this information is described by means of the following figures.

ANNEX 8 - page 2

                                MONITOR DISPLAYS
                                                      MC 68KO2.K1

Figure 1 LIST of contents

betacontrol p. 1                 list of contents      tu. 24.01.1991   14:55:34
                                 -----------------
                           1      list of contents
                           2      basic settings
                           3      products
                           4      product parameters
                           6      measured values
                           6      single profiles
                           7      averages
                           8      roll profile
                           9      long. profile
                           10     trend
                           11     product analysis
                           12     order record
                           13     rejects record
                           14     shift record
                           15     roll record
                           16     error messages
                           17     system parameters
                           200ff  test patterns

All available monitor screen displays are listed for the measuring and control system. The individual screen displays are selected with the use of the [Display] function block.

ANNEX 8 - page 3              figure 2

betacontrol p. 2           basic settings   tu. 05.03.1991    17:15:57
                           --------------
Operation hours:        total               auto                manual
       h:min:sec        21:44:52           0:37:14             21:07:38

           code basic settings
           time (hhmm)              0
           date (ttmmjjjj)          0
           start of shift in minutes after 0 o'clock                       360
           length of shift in minutes (greater than 60 minutes)            480
           print error messages   (0/1)                                      0
           print roll  profile    (0/1)                                      0
           print shift record     (0/1)                                      0
           print order record     (0/1)                                      0
           print roll record      (0/1)                                      0
           optimize set value (factor: neg. = -tol. pos. = +tol. O=off)      0



This screen display includes the elapsed time counter with three different ranges. The following times are indicated:

1.    Total elapsed operating time

2. Time elapsed during automatic operation, for which at least one control loop must be in automatic mode.

3.    Time elapsed during manual operation

Moreover, various parameters which are largely independent of the product, that is, which remain constant despite different products, can be set on this display. The following parameters are indicated for the present measuring and control system:

[code basic settings]
The code number must be entered in this line; only with correct entry of the code number, a change in the basic settings is possible.

[time (hhmm)]
The current time is entered in hours and minutes.

[date (ttmmjjjj]
The current time is entered as day, month, and year.

[start of shift in minutes after 0 o'clock]
The beginning of the shift is entered for the shift after 0 hours - as a rule, the beginning of the morning shift.

[length of shift in minutes (greater than 60 minutes)]
The duration of the shift including breaks is entered.

[print error messages (0/1)]
After occurrence of a fault, the message is printed in clear text immediately upon entry of [1]

[(print roll profile (0/1)]
After the roll change signal, the profile of the last roll is printed upon entry of <1>

[print shift record (0/1)]
Upon entry of [1], the record is printed after pressing of the [shift changeover] key. If the associated parameters for the shift beginning and duration have been preset, the record is printed automatically at the end of the shift.

[print order record (01)]
Upon entry of [1], the record is printed either by pressing of the [order changeover] key or by changing of the order number.

[print roll record (0/1)]
Upon entry of [1], the roll record is printed automatically after 200 individual rolls.

Attention!
After printing, all records and the roll profile screen display are reset and restarted.

[optimize set value]
The factor X is entered for optimizing the set value. In the case of positive factors, optimizing is performed at the positive tolerance limit. For a factor of 0, no optimization is performed.

The following applies for positive factors: Wo = W + OT - (2S * [X])

The following applies for negative factors:
Wo = W - UT + (2S * [X])

Wo       denotes the optimized set value
W        denotes the set value
UT       denoted the lower tolerance limit
OT       denotes the upper tolerance limit
[X]      denotes the absolute value of the factor
S denotes the standard deviation of the last single profile.

ANNEX 8-page 4             figure 3




betacontrol p. 3           products                  tu. 05.O3.1991    17:16:05
                           --------

             0                1               2                3              4
             5                6               7                8              9
             10               11              12               13            14
             15               16              17               18            19
             20               21              22               23            24
             25               26              27               28            29
             30               31              32               33            34
             35               36              37               38            39
             40               41              42               43            44
             45               46              47               48            49
             50               51              52               53            54
             55               56              57               58            59
             60               61              62               63            64
             65               66              67               68            69
             70               71              72               73            74
             75               76              77               78            79
             80               81              82               83            84
             85               86              87               88            89
             90               91              92               93            94
             95               96              97               98            99
             100              101             102              103          104
             105              106             107              108          109
             110              111             112              113          114
             115              116             117              118          119
             120              121             122              123          124
             125              126             127              128          129
             130              131             132              133          134
             135              136             137              138          139
             140              141             142              143          144
             145              146             147              148          149
             150              151             152              153          154
             155              156             157              158          159
             160              161             162              163          164
             165              166             167              168          169
             170              171             172              173          174
             175              176             177              178          179
             180              181             182              183          184
             185              186             187              188          189
             190              191             192              193          194
             195              196             197              198          199
             200


All existing product numbers under which the corresponding product parameters and data records have been stored in the memory are listed. The battery-backed data memory has a capacity of about 200 product data records for standard systems. The memory capacity depends on the length of the product data records (the number of lines in a data record) and may therefore be smaller with comprehensive systems.

ANNEX 8-page 5                Figure 4




betacontrol p. 4              product parameters       tu. 05.03.1991  17:16:09
                              ------------------

memory full                                   actual                       next
product parameters                      not existent               not existent
product #                                   existent                   existent
product number                                   100                        100
order number                                     111                        111

target                           my             74.0                       74.0
plus tolerance                   my              1.0                        1.0
minus tolerance                  my              1.0                        1.0
heating side deviation           my              1.0                        1.0
center deviation                 my              1.0                        1.0
drive side deviation             my              1.0                        1.0
specific weight                 g/cm3              1                          1
correction value                                   1                          1
foil width net                   mm             1800                       1800
scanning width                   mm             1900                       1900


This screen display also includes relevant,client-specific product parameters for reasons associated with measurements or as desired. These parameters can be stored under a freely selectable product number in the battery-backed data memory and are thus available at any time.

The display is conveniently subdivided into two columns.

1.    [actual] column
      The values of the instantaneously valid data record are indicated here.

2.    [next] column
      The next data record is presented here. This data record can be entered or transferred either by means of the keyboard or, as an extension, from a host computer system through an interface RS 232.

The entries for the product and order numbers may consist of a maximum of 15 alphanumeric characters; all other entries may comprise a maximum of 15 numeric digits The corresponding line is selected for the entry by pressing the cursor keys, and the line is displayed in blue. Every entry must be terminated by pressing the [Enter] key.

                                   ATTENTION!
               After completion of the entries, the product number
              must be reentered before storing of the product data
                             record in the memory or
           transfer from the [next] column to the [actual] column. For reasons of security, this number is deleted during alterations in a data record, in order to avoid possible errors
                         in storing the data record, for
                         example, overwriting of a data
                          record which is still valid.

                          Figure 5

ANNEX 8-page 6

betacontrol   p. 5        measuring values           tu. 05.03.1991    17:19:17
                          ----------------


actual value                                          55.5 my
deviation                                             +0.1 my
meas. position                                         964 mm

In this screen display, the present values are indicated for the actual value, the deviation, as well as the position of the measuring sensor.

ANNEX 8-page 7                  Figure 6


   betacontrol    p. 6 my     single profiles       tu. 05.03.1991    17:20:06
                              ---------------
    target             55.5                         average value      0.0
    correction value  1.000   product #        100  opt. target        74.0
1.  2" sigma            0.2   order#           111  max / min       +0.2/-0.2
    haul-off m/min     24.7   calender m/min  23.2  cross axis in mm   0.0



2. - Chart depicts histogramme line largely at 0.0 and with some reading slightly below that to about -0.4


3. - Chart depicts histogramme line largely at 0.0, with a few readings slightly above at about + 0.1 and a few readings below at about -0.1

4. - Chart depicts histogramme line largely at 0.0 and with some readings slightly below that to about -0.3



1. In the headlines of the screen display, data derived from the product parameters as well as diverse profile-specific and process-specific information are indicated

    The following three single profiles are presented:

2.  = third from the last passage

3.  = second-to-last passage

4.  = present passage

After completion of the last profile, the individual histogrammes are shifted upward by one position

The finished sheet width, the position of the measuring head, and the three-zone mean value lines are indicated by bar graphs in different colours.

The scaling is referred to the finished sheet width only

ANNEX 8-page 8         Figure 7


betacontrol    p. 7    my  averages tu. 05.03.1991  17:24:06  average value  -02
                           --------
     target              74.0
1.   correction value   1.000   product #      100   opt. target        74.0
     2 " s
tandard dev.    0.3   order #        111   max. / min        0.0/-0.5
     haul-off m/min      24.6   calender m/min 23.2  cross axis in mm  0.0

                          new                       trend           old

2. Trend line Chart depicts histogramme line with readings largely between +0.1 and -0.6

                                     (siding average over 4 scans)


3. Sliding average Chart depicts histogramme line with readings largely between 0.0 and -0.2 single profile



4. Single profile chart depicts histogramme line with readings largely between 0.0 and -0.2





1. In the headlines of the screen display, data derived from the product parameters as well as profile-specific and process-specific information are indicated.

2. Trend plot with max/min deviation and overall average per scan A. maximum of 400 scans can be plotted. After completion of the last passage, the graph is shifted to the right, by one position; the passage situated farthest to the right is thereby deleted.

3. Cross profile averaged over X single profiles (X = max 20) The preset number of single profiles for averaging is indicated above the graph.

4. Present single profile with three-zone average. The zone width is 25/50/25 percent, or each one-third of the finished sheet width. The zone averages are indicated numerically above the graph.

ANNEX 8-page 9             Figure 8

betacontrol   p. 8 my      roll profile     tu. 05.03.1991     17:25:25
                           ------------

    target              74.0                        average value    -0.1

    correction value    1.000    product #   100    opt. target   74.0
    2" standard dev.      0.3    order #     111    max / min     + 0.3/-0.5
1.
    roll number           1   start time  14:17:35
    scans                32   roll length  m   138   averages     0.0- 0.2 - 0.2
    roll width mm       1800  roll weight kg   18    2" sigma     0.2  0.2   0.3



2. Long profile chart depicts histogramme line with reading largely between +0.2 and -0.4



3. Cross profile chart depicts histogramme line with readings largely between +0.2 and -0.3


1. In the headlines of the screen display, data derived from the product parameters as well as roll-specific information are indicated.

The following two histogrammes are presented:

2. Longitudinal profile over a maximum of 400 single passages The scaling depends on the number of single passages and the machine speed.

3. Cross profile of the current roll The finished sheet width is scaled and plotted.

The roll profile is reset to [0] on command. This command can also be issued through an external input, for example, from the winder during [roll change]. By means of a corresponding entry in the [basic settings] picture, an automatic printout can be preselected before resetting.

ANNEX 8-page 10            Figure 9


    betacontrol    p. 9 my     long. profile    tu. 05.03.1991     17:22:30
                               -------------

target              74.0                         average value      -0.2
1.  correction value   1.000  product #        100   opt. target        74.0
    2" standard dev.     0.2  order #          111   max / min    + 0.2/ - 0.4
    haul-off m/min      24.6  calender m/min   23.3  cross axis in min  0.0
                                                     fixed position     602


2. Long profile chart depicts histogramme line with readings largely between +0.1 and -0.3



1. In the headlines of the screen display, data derived from the product parameters as well as diverse profile-specific and process-specific information are indicated. In the line labelled [Fixed position], the desired measuring position can be preset. After termination of the entry with the [Enter] key, the measuring head automatically moves to the preset position and automatically starts the graphical presentation.

2. This longitudinal profile is recorded in the direction of sheet travel with the measuring sensor stationary.

3. The horizontal scaling is mathematically determined from the machine speed and the number of measured values to be presented.

ANNEX 8-page 11            Figure 10

betacontrol   p. 8 my      trend    tu. 05.03.1991    17:25:34
                           -----
    target              74.0
1.  correction value   1.000     product #       100    opt. target       74.0
    haul-off m/min      24.7     order #         111    cross axis in mm     0
    calender m/min      23.2

               drive side

2. Drive side chart depicts histogramme line with readings largely between 0.0 and -0.4 center


3. Center chart depicts histogramme line with readings largely between 0.0 and -0.2 heating side

4. Heating side chart depicts histogramme line with readings largely between 0.0 and -0.1

1. In the headlines of the screen display data derived from the product parameters as well as diverse profile-specific and process-specific information are indicated.

2. The trend plot for the zone average [drive side] encompasses a maximum of 400 scans. The average value is indicated numerically above the graph.

3. The trend plot for the zone average [center] encompasses a maximum of 400 scans. The average value is indicated numerically above the graph.

4. The trend plot for the zone average [heating side] encompasses a maximum of 400 scans. The average value is indicated numerically above the graph.

ANNEX 8-page 12            figure 11

betacontrol   p. 11 my     product analysis tu. 05.03.1991     17:20:33
                           ----------------

    target              74.0                       average value      -0.1
    correction value   1.000   product #     100   +tol/-tol       + 1.0/ - 1.0
    2" sigma dev.        0.3   order #       111   max / min       + 0.6/-1.1
1.
    automatic mod.        gap    haul-off     bending             cross axis
    % age part           50.1    50.3            50.6             50.6

    measurements within tolerance        99.2  start time mo 01.06.1992 7:36:02
    measurements smaller    - tolerance   0.8  roll length    m     276
    measurements larger     +Toleranz     0.0



2. Product analysis chart depicts Gaussian curve with a high point of 12.0% at a sigma of 0.0 and corresponding low points of 0.1% at a sigma of +3.0 and -3.0.



1. In the headlines of the screen display, data derived from the product parameters as well as production-specific information are indicated.

2. The values measured for the entire production per order are plotted graphically as a Gaussian curve. On the basis of the scaling ((micro)m or g/m(2)and sigma), a direct relationship is evident between the standard deviation and current production.

The [product analysis] is always referred to a particular order; that is, with the [Reset product analysis] signal or upon entry of a new order number, the screen display is reset and restarted.

ANNEX 8-page 13            Figure 12

betacontrol   p. 12 my     order record     tu. 05.03.1991     17:31:51

customer     order # 1234      start    mo. 01.06.1992    7:32:24



                               lg-    lg+
 product                       less   greater
 number   roll  width  lg.ok   than    than    wght.  stop   target
           no.    mm     m      m      m       kg     min      my
---------------------------------------------------------------------
     400   1     1800   120    0      0        12     0       74.0
     400   2     1800   119    1      0        12     0       74.0
     400   3     1800   120    0      0        12     0       74.0
---------------------------------------------------------------------
total      3            359     1      0       36      0


            Figure 12 - continued




                ave   2sigma
                my      my
               -------------

                73.9     0.3
                73.8     0.3
                73.8     0.3
               --------------



In the headlines of the screen display, various order-specific data as well as the quality criteria for the individual rolls of the order are indicated. In the line entitled [Customer], the name of the client can also be entered.

The record includes all individual rolls manufactured under the specified order number, together with the associated quality data.

Individual rolls whose quality data cannot satisfy the desired quality criteria are deleted from this record and documented in a rejection list.

Individual rolls are eliminated in the following manner:

1. The corresponding individual roll is selected by means of the cursor keys. (The line is emphasized in colour).

2. After pressing of the [Enter] key, the data on this roll are deleted from the record and transferred to a rejection list.

This record is reset and restarted with the [Order change] signal as well as upon alteration of the order number. Moreover, a printer output can be specified by entry in the basic settings before resetting of the record.

If the number of individual lines exceeds 200, the record is automatically cleared and then resumed with the subsequent data. With the appropriate entry [Printout order record] in the basic settings, the partial record is printed before resetting.

ANNEX 8-page 14            Figure 13

betacontrol   p. 13 my     rejects record     tu. 05.03.1991     17:31:55
                           --------------
customer      order # 1        start    mo. 01.06.1992    7:33:51


                                        lg-    lg+
 product                               less   greater
 number         roll   width   lg.ok   than   than     wght.   stop  target
                 no.    mm       m      m      m        kg     min    my
-----------------------------------------------------------------------------
   400            4     1800     1      0      119       12      0     74.0
   400            5     1800     2      0      118       12      0     74.0
-----------------------------------------------------------------------------
   total          2              3      0      237       24

            Figure 13 - continued


                 avge    2sigma
                  my      my
 -------------------------------------

                 75.5     0.4
                 76.2     0.5




This sceen display lists all individual rolls eliminated from the order record and the associated data.


If an individual roll has been incorrectly designated as a reject, it can be subsequently reentered into the order record. For this purpose, the procedure is the same as that for the deletion of the individual roll from the order record. This record is automatically printed with the order record.

ANNEX 8-page 15            Figure 14

betacontrol p. 14 my       shift record     tu. 05.03.1991 17:32:01
                           ------------

shift leader                ?                             start        7:34:19


                                  lg-   lg+
product                         less  greater
number number   width  lg.ok    than   than     wght.    stop  target  avge
      of rolls    mm      m      m      m        kg     min      my     my
-----------------------------------------------------------------------------
200      4       1800    400      0      0       40       0      74.0   73.8
300      1       1800     50      0      0        5       0      74.0   73.8
400      5       1800    600      0      0       60       0      74.0   73.8
-----------------------------------------------------------------------------
total    10             1050      0      0      105       0

            Figure 14 - continued

               2sigma
                 my

              --------
                 0.3
                 0.2
                 0.3
              --------



This screen display presents a list of all rolls manufactured during a shift, with reference to the product number and width; that is, rolls of the same width and with an identical product number are cumulatively added automatically. The record is extended by an additional line only if either of these two values changes. The name of the shift foreman can also be entered.

The last line of the record indicates the sum total of all individual rolls produced during this shift, with length and weight as well as down time.

If the number of individual lines exceeds 200, the record is automatically cleared and then resumed with the subsequent data. With the appropriate entry, the partial record is printed before resetting.


*     CONFIDENTIAL TREATMENT REQUESTED

ANNEX 8-page 16               Figure 15

betacontrol   p.15    my      ROLL RECORD               tu. 24.01.1991 14:36-01
                              -----------



order number     product number     roll       width    length     weight
                                     no.         mm        m         kg
-------------------------------------------------------------------------

         111             100          1         l800      100        10
         111             100          2         1800      100        10
         222             200          1         1800      250        25
         222             200          2         1800      250        25
         333             300          1         1800      200        20
         444             400          1         1800      300        30
         444             400          2         1800      300        30
         444             400          3         1800      300        30
         444             400          4         1800      300        31
         444             400          5         1800      300        31
-------------------------------------------------------------------------


               Figure 15 - continued



             target average 2sigma
               my     my      my
            ------------------------

              74.0   73.9    0.3
              74.0   73.8    0.3
              74.0   73.8    0.3
              74.0   74.5    0.1
              74.0   73.8    0.2
              74.0   73.9    0.3
              74.0   73.8    0.3
              74.0   73.8    0.3
              74.0   74.5    0.1
              74.0   74.5    0.1
            ------------------------


This screen display presents a list with a maximum of 200 individual rolls and the associated quality data. After every [roll change] signal, the data for the finished roll are entered into the record.

If the number of individual lines exceeds 200, the record is automatically reset and the information is deleted. With the appropriate entry in the [basic settings], the data are printed before deletion.

--------------------------------------------------------------------------------
                                       16

ANNEX 8-page 17               Figure 16


betacontrol p. 16             error messages             tu. 24.01.1991 14:36:01
                              --------------

     error with control interrupt               error without control interrupt
     ----------------------------               -------------------------------
     machine off                                + tolerance exceeded
     source not open                            sensor in calibration pos.
     scanning off                               haul-off max
                                                cross axis max
--------------------------------------------------------------------------------

Various error messages are indicated in the screen display. If a malfunction occurs, the corresponding line is emphasized in red.

The display is subdivided into two columns:

1. Malfunctions which result in a control interruption:

Indication                        Possible cause
----------                        --------------

machine off                       Shutdown of production plant

source not open                   Actuation of [measurement off];
                                  sticking of radiation source shutter;
                                  defective limit switch

scanning off                      Automatic mode of scanning device off;
                                  worn slip clutch;
                                  no directional pulses from position detector;
                                  defective limit switch;
                                  incorrect parameter setting.

tolerance exceeded twice          Insufficieny of set tolerance limits;
                                  insufficient quality of measured material;
                                  incorrect setting of control parameters.

ANNEX 8-page 18               Figure 16

2. FAULTS OF A GENERAL NATURE:

Indication                          Possible cause
----------                          --------------

+tolerance exceeded                 Incorrect setting of upper tolerance limit;
                                    excessive material thickness;
                                    control failure.

-tolerance exceeded                 Incorrect setting of lower tolerance limit;
                                    insufficient material thickness;
                                    control failure.

Persistence of measuring head       Triggering of calibration process;
at calibration position             actuation of automatic calibration process.

bending max/min                     Attainment of one of the preset limit values
                                    for bending control;
                                    check on parameter setting necessary;
                                    adjustment signals not emitted (in the
                                    corresponding control direction).

haul-off max/min                    Attainment of one of the preset limit values
                                    for haul-off control;
                                    check on parameter setting necessary;
                                    adjustment signals not emitted (in the
                                    corresponding control direction).

cross axis min                      Attainment of one of the preset limit values
                                    for cross axis;
                                    check on parameter setting, if appropriate;
                                    adjustment signals not emitted.

cross axis max                      Attainment of one of the preset limit values
                                    for cross axis;
                                    check on parameter setting, if appropriate;
                                    adjustment signals not emitted.

ANNEX 8-page 19               Figure 17

betacontrol p.17          SYSTEM PARAMETERS             tu. 24.01.1991  14:55:36
                          -----------------

3     code number eeprom picture(input)                                        ?
257   threshold for smoothing algorithm G04                                 1000
258   auto calibration yes/no (1/0)                                            0
259   calibration interval (in X # 10 min)                                    12
280   distance machine center - calibration position in mm                   975
283   average value calculation from X scans                                   4
284   number of pixels for bar width in trend diagram                         15
285   number of pixels for bar spacing in trend diagram                       15
294   longitudinal profiles interpretation every x measured values            10
295   width of center zone in % (33% or 50%) of scanning width                 0
308   diameter of the last calender roll in mm                               600
309   Vc min for synchronization of scanning speed in 0.1 m/min              100
310   Vc hysteresis without new synchronization (in %)                         6
313   scanning speed       vmaxmanu     in mm/min                           7500
314   scanning speed       vautosoll    in mm/min                           7500
375   first dead time                                                          6
376   second dead time                                                         0
377   third dead time                                                          0
378   control action after X min                                           99999
379   gear backlash gap left minus      in 0.1 seconds                         0
380   gear backlash gap left plus       in 0.1 seconds                         0
381   control amplification gap left                                          10
382   dead zone gap left (in % of tolerance)                                   2
383   gear backlash gap right minus     in 0.1 seconds                         0
384   gear backlash gap right plus      in 0.1 seconds                         0
385   control amplification gap right                                         10
386   dead zone gap right (in % of tolerance)                                  2
387   gear backlash haul-off minus      in 0.1 seconds                         0
388   gear backlash haul-off plus       in 0.1 seconds                         0
389   control amplification haul-off                                          10
390   dead zone haul-off (in % of tolerance)                                   2
391   control range haul-off +          (in % of haul-off speed)               2
392   control range haul-off -          (in % of haul-off speed)               2
393   gear backlash bending minus       in 0.1 seconds                         0
394   gear backlash bending plus        in 0.1 seconds                         0
395   control amplification bending                                           10
396   dead zone bending (in % of tolerance)                                    2
397   bending pressure convex max       (in X # 0.1 bar)                       0
398   bending pressure convex: min      (in X # 0.1 bar)                       0
399   bending pressure concave max      (in X # 0.1 bar)                       0
400   bending pressure concave min      (in X # 0.1 bar)                       0
401   bending pressure limit value concave at 5V on A/D-converter
      (in 0.1 bar) O=digital                                                   0
402   gear backlash axis crossing minus in 0.1 seconds                         0
403   gear backlash axis crossing plus in 0.1 seconds                          0
404   control amplification axis crossing                                     10
405   dead zone axis crossing (in % of tolerance)                              2
406   axis crossing min in millivolt                                           0
407   axis crossing max in millivolt                                           0
408   end value axis crossing in 0.1 mm                                        0
442   bending pressure limit value convex at 5V on A/D-converter
      (in 0.1 bar)                                                             0
443   limit pressure for switchover bending / CAC (in X # 0.1 bar)             0

Diverse parameters are entered for matching the measurement system to the machine configuration. Several pages may be required as dictated by the particular version.

ANNEX 8-page 20               TEST PATTERNS FIGURE 200ff

betacontrol p.207    PICTURE NO.  7    SCANNER NO. 1   tu.24.01.1991  14:36:01

             control: entered parameters, time last control action


Loop #0           Letzter Regelimpuls        50
                  Regelverstaerkung          10    Letzte Regelrichtung   plus
                  Regelschwelle plus          0    Regelschwelle minus       0

Loop #1           Letzter Regelimpuls        47
                  Regelverstaerkung          10    Letzte Regelrichtung   plus
                  Regelschwelle plus          0    Regelschwelle minus       0

Loop #2           Letzter Regelimpuls        12
                  Regelverstaerkung          10    Letzte Regelrichtung   plus
                  Regelschwelle plus          0    Regelschwelle minus       0

Loop #3           Letzter Regelimpuls       120
                  Regelverstaearkung         10    Letzte Regelrichtung      -
                  Regelschwelle plus          0    Regelschwelle minus       0

Loop #4           Letzter Regelimpuls         0
                  Regelverstaerkung          10    Letzte Regelrichtung      -
                  Regelschwelle plus          0    Regelschwelle minus       0

Tzt#              0 Tzt Zust.   Lauft Totzeitvorg.        6 Tzt Zaehler      5
Tzt#              2 Tzt Zust. Noch x Trav Totzeitvorg.    0 Tzt Zaehler     31


Regelfehler:


These test patterns are employed for self-diagnosis of the system. Several pages are required, as dictated by the particular version.